UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2017
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Company's 2017 Annual Meeting of Shareholders was held on May 18, 2017. At the meeting, shareholders voted on the following items:
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	859,521,535	5,757,188	1,342,967	187,156,787
Ari Bousbib	860,938,336	4,225,865	1,457,489	187,156,787
Jeffery H. Boyd	862,995,537	2,320,130	1,306,023	187,156,787
Gregory D. Brenneman	849,932,409	15,055,048	1,634,233	187,156,787
J. Frank Brown	862,155,595	3,165,727	1,300,368	187,156,787
Albert P. Carey	857,425,771	7,910,001	1,285,918	187,156,787
Armando Codina	848,825,183	15,130,319	2,666,188	187,156,787
Helena B. Foulkes	859,948,664	5,414,667	1,258,359	187,156,787
Linda R. Gooden	858,609,539	6,598,455	1,413,696	187,156,787
Wayne M. Hewett	862,923,607	2,375,355	1,322,728	187,156,787
Karen L. Katen	856,281,405	9,122,580	1,217,705	187,156,787
Craig A. Menear	829,730,726	32,031,042	4,859,922	187,156,787
Mark Vadon	862,799,334	2,270,860	1,551,496	187,156,787
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2017 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,034,133,725	17,478,401	2,166,351	N/A
Proposal 3: An advisory vote on executive compensation ("Say-on-Pay") was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
842,554,315	19,987,047	4,080,328	187,156,787
Proposal 4: The votes cast on the proposal regarding the frequency of future Say-on-Pay votes were as follows:

EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTE
785,642,640	2,332,539	76,182,311	2,464,200	187,156,787
The Company has considered these voting results and determined, consistent with the Board of Directors' recommendation, that an advisory vote on executive compensation will be submitted to shareholders on an annual basis until the next required vote on frequency.
Proposal 5: A shareholder proposal regarding the preparation of an employment diversity report was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
270,363,852	532,965,124	63,292,714	187,156,787
Proposal 6: A shareholder proposal regarding an advisory vote on political contributions was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
48,816,012	794,676,475	23,129,203	187,156,787

Proposal 7: A shareholder proposal to reduce the threshold for calling special shareholder meetings was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
358,703,375	504,348,322	3,569,993	187,156,787

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: May 22, 2017

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